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                                                                    EXHIBIT 10.5


                                MASTER AGREEMENT
                                       FOR
                            STANDBY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

June 30, 2004

GE Canada Finance Holding Company
c/o General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927

      The undersigned ("APPLICANT") will require, from time to time, Standby Letters of Credit. In accordance with the terms of the Credit Agreement, GE Canada Finance Holding Company ("ISSUER") will, upon Applicant's application therefor, and to the extent such application is approved by Issuer in its sole discretion, issue Standby Letters of Credit or arrange for the issuance thereof through an affiliate of Issuer. Each Credit will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in SECTION 9 below.

1.    PAYMENT TERMS.

      In addition to all commissions, charges, fees and expenses payable in connection with Credits pursuant to the Credit Agreement (including the Letter of Credit Fee), Applicant agrees to pay to Issuer on demand, at Issuer's office located at 201 High Ridge Road, Stamford, Connecticut 06927, or at such other address or account as may be designated in writing by Issuer, in Dollars, in immediately available funds without duplication: (i) each amount paid by Issuer under any Credit (which payment is permitted or required under this Agreement, ISP 98 or applicable law) in Dollars or in the event that the Credit permits Drafts under such Credit to be payable in a currency other than Dollars, the Equivalent Amount of Dollars of each amount so drawn; (ii) interest on each amount (or the Equivalent Amount of Dollars thereof) so drawn for each day from the date of payment of the relevant Draft to and including the date of payment in full of such amount by Applicant to Issuer, at the rate specified in the Credit Agreement; and (iii) any and all commissions and charges of, and any and all costs and expenses incurred by, Issuer and its subcontractors or agents in relation to the Credits and all Drafts thereunder. A schedule of commissions and charges is attached hereto as ANNEX I. If a Credit provides for sight payment, reimbursement by Applicant is due on the day on which Issuer pays on the applicable Draft. All payments by Applicant hereunder shall be made without withholding, deduction or set-off and shall be made free and clear of taxes.

2.    SECURITY INTEREST.

      To secure the payment and performance of all Obligations (including the Letter of Credit Obligations), Applicant hereby grants to Issuer a security interest in the unqualified right to the possession and disposal of all property shipped under or in connection with each Credit, whether released to Applicant under security agreements or otherwise, and also in and to all shipping documents, documents of title, or Drafts drawn under each Credit and in and to all other property

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owned by Applicant, in or coming into Issuer's possession or custody, and in any deposit balances now or hereafter held by a bank as custodian for Issuer for Applicant's account, together with the proceeds of each and all of the foregoing, until the Termination Date (subject to reinstatement as provided in the Loan Documents). The grant of a security interest in the preceding sentence supplements, rather than limits or supersedes, any grant of a security interest by Applicant in the Loan Documents. If Issuer honors any presentation, demand or Draft and Applicant fails to reimburse Issuer therefor in accordance with the terms of the Credit Agreement, Issuer may assert its rights of subrogation under applicable law, whether Issuer's honor satisfies all or only part of the underlying obligation. Applicant must, on reasonable notice, cooperate with Issuer in its assertion of Applicant's rights against the Beneficiary, the Beneficiary's rights against Applicant, and any other rights that Issuer may have by subrogation or assignment. Such cooperation shall include the prompt return of all Drafts, documents, instruments and statements in Applicant's possession that were presented by or on behalf of Beneficiary in connection with any draw under a Credit. Subject to the terms of the Credit Agreement and the terms of SECTION 8(B) below, Applicant agrees to make upon demand such cash deposits with Issuer as Issuer may require to further secure Applicant's Letter of Credit Obligations.

3.    ADMINISTRATION OF CREDIT.

      (a) Applicant will promptly examine a copy of each Credit (and any proposed amendments thereto) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with such Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity or any objection to any action taken or proposed to be taken by Issuer with respect to any Credit, Applicant will notify Issuer thereof in writing within three Business Days after its receipt of a copy of such Credit, any amendments thereto, or such instruments or documents or notice of any such proposed action, and Applicant will conclusively be deemed to have waived any such claim against Issuer and its subcontractors, servicers and agents or any defense to payment of Issuer, its subcontractors or agents, unless such notice is given as aforesaid. This SECTION 3(a) is intended to substitute three Business Days for the "not unreasonable" time period set forth in Rule 5.09b of ISP 98.

      (b) Neither Issuer nor any of its agents, subcontractors or servicers shall be responsible for, and neither Issuer's powers and rights hereunder nor Applicant's obligations shall be affected by: (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of Issuer or its subcontractors, servicers, agents or employees other than any such arising from its or their gross negligence or willful misconduct; (iii) the validity, accuracy or genuineness of Drafts, documents or required statements, even if such Drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified Issuer thereof); (iv) failure of any Draft to bear any reference or adequate reference to the applicable Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any agent, subcontractor or employee) or any consequences arising from causes beyond Issuer's control; (vii) any acts or omissions of any Beneficiary of any Credit or transferee of any Credit, if transferable; (viii) any act or omission of Issuer required or permitted under any (1) law or practice to which a Credit is subject (including ISP 98), (2) applicable

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order, ruling or decree of any court, arbitrator or governmental agency, or (3)
published statement or interpretation on a matter of law or practice (including ISP 98); (ix) honor or other recognition of a presentation or demand that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the Beneficiary or other person (excluding Issuer's employees), including payment to a person who forges the signature of a Beneficiary or the signature of an assignee of a Credit's proceeds; (x) honor of a presentation without regard to any nondocumentary condition(s) in the Credit, regardless of whether Rule 4.11 of ISP 98 applies; or (xi) dishonor of any presentation that does not strictly comply with the terms of the applicable Credit or that is fraudulent, forged or otherwise not entitled to be honored. Without limiting the generality of the foregoing, Issuer may (1) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by Applicant, (2) receive, accept or pay as complying with the terms of a Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name such Credit provides that any Drafts or other documents should be drawn or issued, and (3) waive its stipulation that the bank nominated in the applicable Credit shall accept or pay the Drafts, and Issuer may then accept presentations of Drafts and documents for payment directly.

      (c) Subject to Issuer's obtaining any necessary consent from the Beneficiary or other third party, Issuer may for Applicant's account at any time
(i) treat a Credit as governed by the law of the place where Issuer or the Beneficiary is located, notwithstanding a choice of law provision in the Credit, and, in case of conflict, treat the law as prevailing over practice in such place or vice versa; (ii) shorten or lengthen the examination period; (iii) specify or amend a specified place or manner of receiving a presentation, effecting honor, or giving notice of dishonor; or (iv) discount an accepted Draft or deferred obligation incurred under the Credit.

      (d) Unless Issuer is enjoined by a court of competent jurisdiction, Issuer may assume that any Beneficiary or other presenter acts in good faith and that any presentation or other demand is non-fraudulent.

      (e) Unless the Credit specifically permits and Issuer specifically agrees, Issuer need not check the authenticity or authority of any purported Beneficiary signature, even if in other transactions the Beneficiary is a customer or its signature is otherwise known to Issuer.

      (f) Unless specifically committed to do so in a writing signed by Issuer, Issuer need not consent to any amendment of a Credit. Issuer shall, without authorization from Applicant, send a notice of non-extension to the Beneficiary and Applicant under a Credit if it provides for automatic extension; provided, that Issuer shall not incur any liability for failure to provide such notice to Applicant. Any notice of dishonor given by Issuer within six Business Days after presentation of documents to Issuer shall not be deemed to be unreasonable. This SECTION 3(d) is intended to substitute six Business Days for the three Business Days set forth in Rule 5.01a of ISP 98.

      (g) Notwithstanding any waiver by Applicant of discrepancies in Drafts, documents or required statements, Issuer acting alone has the right in its sole judgment, to decline to approve any discrepancies and to refuse payment on that basis under any Credit issued hereunder.

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      (h)   Issuer may assign its rights and delegate its duties hereunder to any affiliate of Issuer, in each case without prior notice to Applicant; provided, that such assignment and delegation does not diminish Applicant's rights or increase Applicant's duties hereunder.

      (i) No Credit shall be issued hereunder providing for the acceptance of time Drafts or the incurrence of deferred payment undertakings.

      (j) Notwithstanding any provision herein contained to the contrary, if Applicant approves the issuance of a Credit requiring payment of a Draft on the same day on which such Draft is presented, Issuer shall be entitled to honor such Draft without review or examination by Applicant and Applicant waives all defenses to reimbursement thereof based on irregularities that may have been revealed by Applicant's review or examination.

      4.    LETTER OF CREDIT TEXT; EXTENSIONS, INCREASES AND MODIFICATIONS OF
CREDIT.

      (a) Applicant is responsible for preparing or approving the text of each Credit as issued by Issuer and as received by the Beneficiary. Issuer's recommendation or drafting of text or Issuer's use or non-use or refusal to use text submitted by Applicant shall not affect Applicant's ultimate responsibility for the final text and its receipt by the Beneficiary. Applicant is responsible for the effect, or lack of effect under Rule 4.11 of ISP 98 or other applicable law, of a provision in any Credit that requires Issuer to verify facts rather than examine documents or that fails to identify the documents to which the provision applies.

      (b) Applicant is responsible for including suitable provisions in the underlying agreement that permit Applicant to review the text of the Credit as received by the Beneficiary and that describe the circumstances under which a drawing under the Credit may be made, Credit proceeds may be applied to the underlying agreement, and part or all of those proceeds may be returned. Applicant accepts the risk that the text of the Credit is consistent with the underlying obligation, suitable for Applicant's purposes, and received by the Beneficiary in time to permit the Beneficiary and Applicant to review the Credit and to request any desired amendments.

      (c) Applicant agrees that Issuer may at any time and from time to time, in its discretion, by agreement with one or more other Applicants (whether or not such Applicant shall have been appointed as the "Agent Applicant" in the Joint Signature Agreement contained in the Application): (i) further finance or refinance any transaction under any Credit; (ii) renew, extend or change the time of payment or the manner, place or terms of payment of any of the Obligations; (iii) settle or compromise any of the Obligations or subordinate the payment thereof to the payment of any other debts of or claims against any Applicant which may at the time be due or owing to Issuer; or (iv) release any other Applicant or any Guarantor or any Collateral, or modify the terms under which such Collateral is held, or forego any right of setoff, or modify or amend in any way this Agreement or any Credit, or give any waiver or consent under this Agreement, all in such manner and on such terms as Issuer may deem proper and without notice or further assent from such Applicant. In any such event, Applicant shall remain bound by such event and this Agreement after giving effect to such event, and the Obligations under this Agreement shall be continuing obligations in respect of any transaction so financed or refinanced and, in either case, if the Obligations are contingent, may be treated by Issuer as due and payable for their maximum face amount.

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5.    RESERVE REQUIREMENTS AND SIMILAR COSTS.

      If Issuer is now or hereafter becomes subject to any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Issuer, or any other condition is imposed upon Issuer which imposes a cost upon Issuer, and the result, in the reasonable credit judgment of Issuer is to increase the cost to Issuer of maintaining a Credit or paying or funding the payment of any Draft thereunder, or to reduce the amount of any sum received or receivable, directly or indirectly, by Issuer hereunder, Applicant will pay to Issuer upon demand such amounts required to compensate Issuer for such increased cost or reduction. In making the determinations contemplated hereunder, Issuer may make such estimates, assumptions, allocations and the like which Issuer in good faith determines to be appropriate, but Issuer's selection thereof, and Issuer determinations based thereon, shall be presumptive evidence upon Applicant.

6.    POSSESSION OF PROPERTY BY APPLICANT.

      If Applicant accepts or retains possession of documents, goods or other property, if any, covered by a Credit, prior to Issuer's review of such documents, then all discrepancies and other irregularities of said documents shall be deemed waived by Applicant, and Issuer is authorized and directed to pay any Drafts drawn or purporting to be drawn upon such Credit.

7.    PARTIAL SHIPMENTS.

      Except as otherwise expressly stated in any Credit (a) partial shipments may be made under such Credit, and Issuer may honor the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of such Credit and the total quantity to be shipped under such Credit, and (b) if such Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and Issuer may honor the relative Drafts.

8.    EVENTS OF DEFAULT, REMEDIES; PRE-FUNDING.

      (a) If any Event of Default has occurred and is continuing, other than an Event of Default specified in SECTIONS 8.1(h) or 8.1(i) of the Credit Agreement, Issuer, in its capacity as "Lender" under the Credit Agreement, may pursue any of the remedies provided for in the Loan Documents, including declaring that all of the Obligations (including any such Obligations hereunder that may be contingent and not matured) are immediately due and payable. If an Event of Default under SECTIONS 8.1(h) or 8.1(i) of the Credit Agreement has occurred, the Obligations shall automatically be due and payable.

      (b) Without limiting the generality of the foregoing, Applicant agrees that if: (i) any Default or Event of Default shall have occurred and be continuing; (ii) Issuer at any time and for any reason deems itself to be insecure or the risk of non-payment or non-performance of any of the Obligations to have increased; or (iii) in the event that a Credit is denominated in a currency other than Dollars, Issuer determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which Issuer or any agent, servicer or subcontractor of Issuer may be subject or that due to currency fluctuations the Equivalent Amount of Dollars of the amount of a Credit exceeds the amount of Dollars that Issuer in its sole judgment expected to be its maximum exposure under such Credit, then Applicant will upon demand pay to Issuer an amount equal to the undisbursed portion, if any, of

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such Credit, and such amount shall be held as additional Collateral for the payment of all Letter of Credit Obligations, and after the expiration hereof, to the extent not applied to the Letter of Credit Obligations, shall be returned to Applicant (unless otherwise provided in the Credit Agreement or any other Loan Document).

      9.    DEFINITIONS.

      As used herein, the following terms shall have the following meanings:

      "Agreement" means, collectively, this Agreement and each Application for Standby Letter of Credit entered into between Issuer and Applicant, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "Applicant" means the person or entity executing this Agreement as Applicant; provided, that if two or more persons or entities shall have executed this Agreement as Applicant or as Joint Applicant, the terms "Applicant" and "Applicants" shall mean each and all of such persons and entities, individually and collectively, except that, if the term "Applicant" is preceded by the word "any" or "each" or a word or words of similar import, such terms shall be deemed to refer to each of such persons or entities, individually.

      "Beneficiary" means, as to any Credit, the beneficiary of that Credit.

      "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the Province of Ontario or the States of California or New York.

      "Collateral" has the meaning given such term in the Credit Agreement.

      "Credit" means a Standby Letter of Credit issued by Issuer upon Applicant's request of Issuer, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

      "Credit Agreement" means the Credit Agreement dated as of June 30, 2004, among Applicant, the other credit parties signatory thereto, and Issuer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "Default" has the meaning given such term in the Credit Agreement.

      "Dollars" means lawful currency of the United States of America.

      "Draft" means any draft (sight or time), receipt, acceptance, cable or other written demand for payment.

      "Equivalent Amount" means, on any date of determination, with respect to obligations or valuations denominated in one currency (the "first currency"), the amount of another currency (the "second currency") that would result from the conversion of the relevant amount of the first currency into the second currency at the Bank of Canada 12:00 noon rate quoted on the Reuters Monitor Screen (Page BOFC or such other Page as may replace such Page for the purpose of displaying such exchange rate) on such date (and available by telephone from the Bank of Canada at (613) 782-7506 or, if such date is not a business day, on the business day immediately preceding such date of determination, or at such other rate as may have been agreed in writing between Applicant and Issuer.

      "Event of Default" has the meaning given such term in the Credit
Agreement.

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      "Guarantor" has the meaning given such term in the Credit Agreement.

      "ISP 98" means the International Standby Practices, International Chamber of Commerce Publication No. 590.

      "Lender" has the meaning given such term in the Credit Agreement.

      "Letter of Credit Fee" has the meaning given such term in the Credit Agreement.

      "Letter of Credit Obligations" has the meaning given such term in the Credit Agreement.

      "Loan Documents" has the meaning given such term in the Credit Agreement.

      "Obligations" has the meaning given such term in the Credit Agreement.

      "Termination Date" has the meaning given such term in the Credit
Agreement.

10.   EXPENSES; INDEMNIFICATION.

      Applicant agrees to reimburse Issuer and its subcontractors, servicers and agents upon demand for and to indemnify and hold Issuer harmless from and against all claims, liabilities, losses, costs and expenses ("INDEMNIFIED LIABILITIES"), including attorneys' fees and disbursements, incurred or suffered by Issuer and its subcontractors, servicers and agents in connection with this Agreement or any Credit, to the extent provided in SECTION 1.13 of the Credit Agreement. Such Indemnified Liabilities shall include all such Indemnified Liabilities incurred or suffered by Issuer and its subcontractors, servicers and agents in connection with (a) Issuer's exercise of any right or remedy granted to it hereunder or under the Loan Documents, (b) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement, including as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in SECTION 3(b) hereof, including any defense by Issuer in an action in which Applicant obtains an injunction against presentation or honor of any Draft. None of Issuer or any subcontractor, servicer or agent of Issuer shall be liable to Applicant for any special, indirect, consequential or punitive damages arising with respect to any Credit. Applicant must in all instances mitigate damages claimed against Issuer or any subcontractor, servicer or agent arising with respect to any Credit. If Issuer honors a Draft or presentation under a Credit for which Applicant claims it is not obligated to reimburse Issuer, Applicant shall nonetheless pay to Issuer the amount paid by Issuer, without prejudice to Applicant's claims against Issuer to recover fees and costs paid by Applicant with respect to the honored presentation plus any direct damages resulting therefrom which Applicant is unable to avoid or reduce. Applicant's prevailing in an action based on forgery or fraud of the Beneficiary or other presenter does not relieve Applicant from its obligation to pay Issuer's costs and expenses in contesting the entry or maintenance of injunctive relief.

11.   LICENSES; INSURANCE.

      If any Credit assures payment for goods to be imported, Applicant shall procure or cause the Beneficiaries of each Credit to procure promptly any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to such Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting such Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that

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respect as Issuer may at any time require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to Issuer, and to cause Issuer's interest to be endorsed thereon, and to furnish Issuer on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to Issuer, Issuer may, at its expense, obtain insurance satisfactory to it.

12.   NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

      No delay by Issuer in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against Issuer unless in writing and signed by an officer of Issuer, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted Issuer hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Issuer under the Loan Documents or applicable law and nothing herein shall be construed as limiting any such other right.

13.   CONTINUING AGREEMENT; TERMINATION.

      This Agreement shall continue in full force and effect until the Termination Date (subject to reinstatement, as provided in the Loan Documents).

14.   PERFORMANCE STANDARDS.

      Notwithstanding any provision to the contrary herein, Issuer reserves the right to decline (a) any request made by Applicant for the issuance of a Credit or (b) any instruction provided by Applicant if, in its discretion, Issuer determines that the issuance of such Credit or the carrying out of such instruction contravenes Issuer's customary procedures or policy, ISP 98 or any applicable law, rule or regulation.

15.   GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

      (a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, and with respect to all security interests granted in connection herewith, Issuer shall have the rights and remedies of a secured party under applicable law. This Agreement supplements the Loan Documents, including those provisions relating to Letter of Credit Obligations and, except as expressly provided herein to the contrary, this Agreement does not supersede the Loan Documents.

      (b) APPLICANT AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN COURTS LOCATED IN THE PROVINCE OF ONTARIO AND THAT SUCH COURTS ARE CONVENIENT FORUMS THEREFOR, AND APPLICANT SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS.

      (c) Applicant waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to Applicant at its address last specified for notices hereunder, and service so made shall be deemed completed three Business Days after the same shall have been so mailed.

      (d) APPLICANT WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN IT AND ISSUER WAIVES THE RIGHT TO

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ASSERT IN ANY ACTION OR PROCEEDING WITH REGARD TO THIS AGREEMENT OR ANY OF THE
OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

      (e) Each Credit and this Agreement shall be subject to ISP 98 and the same is incorporated herein by reference. Applicant is responsible for knowing applicable letter of credit law and practice, including ISP 98. Solely for purposes of interpreting the ISP 98's application to this Agreement and Credits issued hereunder, Issuer shall be deemed to be a "bank" as such term is used in ISP 98. To the extent permitted by applicable law, this Agreement shall prevail in case of a conflict with applicable law or ISP 98, and ISP 98 shall prevail in case of a conflict with applicable law.

16.   NOTICES.

      Any notice to Issuer shall be effective only if in writing or by authenticated teletransmission acceptable to Issuer, as applicable, directed to the attention of and received by Issuer. Any notice to or demand on Applicant, or, if more than one Applicant executes this Agreement, the Agent Applicant, shall be binding on all Applicants and shall be effective when made to Applicant, or if more than one Applicant executes this Agreement, the Agent Applicant, by mail, telegraph, facsimile, telephone or otherwise, in the case of mailed, telegraphed or cabled notices, to the address appearing below such Applicant's signature or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this paragraph, and in the case of telephonic or facsimile notices, to the telephone number of such Applicant appearing below Applicant's signature. Any requirements under applicable law of reasonable notice by Issuer to Applicant of any event shall be met if notice is given to Applicant or Agent Applicant, as the case may be, in the manner prescribed above at least two days before (a) the date of such event or (b) the date after which such event will occur.

17.   APPLICANT STATUS.

      The person identified in this Agreement as Applicant represents and warrants, except as otherwise provided in this Agreement, that:

      (a) it acts for itself and for no other person in requesting issuance of each Credit for its account;

      (b) it may be identified in each Credit as the "applicant," "account party" or "customer" at whose request and on whose instruction and for whose account the Credit is issued;

      (c) it alone (acting through its officers) may authorize Issuer to issue, amend, pay, or otherwise act under any Credit; and

      (d) it alone has standing to enforce this Agreement or otherwise to assert the rights and remedies of an applicant, including without limitation, to sue for any injunction against honor of any Credit.

18.   GENERAL.

      (a) If this Agreement is executed by two or more Applicants, they shall be jointly and severally liable hereunder, and all provisions hereof regarding the Collateral shall apply to the Obligations and Collateral of any or all of them.

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      (b)   This Agreement shall be binding upon the heirs, executors, administrators, assigns and successors of each of Applicant and shall inure to the benefit of and be enforceable by Issuer and its respective successors, transferees and assigns.

      (c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) This Agreement shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.

      (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

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      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

"APPLICANT"

DYNAMIC DETAILS CANADA, CORP                 DDI CANADA ACQUISITION CORP.

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
Name:  Timothy Donnelly                      Name:  Timothy Donnelly
Title: Vice President and Secretary          Title: Vice President and Secretary

Address of Applicant:

1220 Simon Circle
Anaheim, CA 92808
Attention: Timothy Donnelly
Facsimile: (714) 688-7206
Telephone: (714) 688-7619

"ISSUER"

GE CANADA FINANCE HOLDING
COMPANY

By: /s/ STEPHEN B. SMITH
    --------------------------------
Name: Stephen B. Smith
      President

Address of Issuer:

c/c General Electric Capital Corporation
335 Madison Avenue, 12th Floor
New York, NY 10017
Attention: Account Manager (DDi)
Facsimile: (212) 309-8798
Telephone: (212) 370-8047

                                                 MASTER AGREEMENT (Standby L/Cs)

                            JOINT SIGNATURE AGREEMENT

            In consideration of your establishment from time to time of a Credit substantially as applied for herein, it is further agreed that this Agreement shall be the joint and several agreement of the undersigned and all property referred to in this Agreement as belonging to Applicant shall be understood to refer to the joint property of any or all of the several Applicants as well as to the individual property of each of them. The happening of any Event of Default as specified in SECTION 6 of this Agreement with respect to any Applicant shall mature the obligations of all Applicants. A demand made on any Applicant pursuant to SECTION 1 of this Agreement shall fix the exchange rate as to all Applicants.

            It is agreed that [       ] shall appear in [each] Credit as Account
Party and that [_____________] ("AGENT APPLICANT") has the exclusive right to issue all instructions on any and all matters relating to such Credit, including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in such Credit or any other matter.

-------------------------------------        ----------------------------------
JOINT APPLICANT                              JOINT APPLICANT

By: ---------------------------------        By: ------------------------------
      Authorized Signature                         Authorized Signature

Address of Joint Applicant                   Address of Joint Applicant

--------------------------------------       ----------------------------------

--------------------------------------       ----------------------------------

                                                 MASTER AGREEMENT (Standby L/Cs)

                  AUTHORIZATION AND AGREEMENT OF ACCOUNT PARTY

Gentlemen:

      We hereby join the request of Applicant to issue from time to time the Credits, described on page 1 with our name appearing as Account Party.

      In consideration of your issuing each Credit in this form it is agreed that Applicant has the exclusive right to issue all instructions on any and all matters relating to such Credits including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in each Credit or any other matters irrespective of whether the same may now or hereafter affect our rights or those of our successors or assigns.

                                             Account Party

                                             By: ------------------------------
                                                  Authorized Signature

                                             Address of Account Party:

                                             ----------------------------------

                                             ----------------------------------

                                                 MASTER AGREEMENT (Standby L/Cs)

                                     ANNEX I

                   (Standby Suggested Minimum Pricing Sample)

Applicant agrees to pay the following fees with respect to the Credits:

I.    Issuance:

      Upon issuance thereof, 25 basis points per annum of the amount of the Credit Plus an Issuance Fee of US$150

II.   Amendment:

      Upon any amendment that increases or extends the amount thereof, the issuance basis points fee for the amount the original issuance amount plus US$150 Upon any amendment that changes a condition of the Credit, US$125

III.  Evergreen Renewal:

      The Issuance basis points fee (referred to in Item I above) plus US$150

IV.   Document Examination:

      Direct examination fee of US$125
      Non-direct examination fee of US$250

                                                 MASTER AGREEMENT (Standby L/Cs)